Penn Series Funds, Inc.

Supplement dated October 2, 2009 to the Prospectus dated May 1, 2009, as supplemented May 1, 2009, August 3, 2009, August 14, 2009 and September 10, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The first seven paragraphs under the heading Independence Capital Management, Inc. in the sub-section Investment Adviser on page 95 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds.  ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s.  Penn Mutual and its subsidiaries currently have assets under management of over $49.1 billion. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044.  As of December 31, 2008, ICMI serves as investment adviser for about $2.8 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has primary responsibility for the day-to-day portfolio management of the Money Market, Limited Maturity Bond and Quality Bond Funds.  He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000.  Mr. Sherman, with over 30 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1406 9/09

Penn Series Funds, Inc.

Supplement dated October 2, 2009 to the Statement of Additional Information (“SAI”) dated May 1, 2009,

as supplemented June 2, 2009 and August 14, 2009

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

The information regarding Independence Capital Management, Inc. in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 58 of the SAI is hereby deleted and replaced with the following:

Independence Capital Management, Inc.:  Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation.  Peter Sherman and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.  Willard N. Woolbert is compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with Pennsylvania Trust Company.

Peter Sherman and Keith Huckerby receive their compensation based upon three components.  The first component is base salary, which is fixed and reviewed annually.  The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax).  The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Willard N. Woolbert receives compensation based upon two components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a bonus, which is tied to profitability goals of Pennsylvania Trust Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, and Willard N. Woolbert, in his capacity as Senior Vice President and Chief Investment Officer of Pennsylvania Trust Company, are also eligible to participate in a deferred compensation plan that is only made available to certain individuals.  Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers.  The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2008.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares

Peter M. Sherman	Money Market Fund	$50,001 - $100,000
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Keith G. Huckerby	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE

Portfolio Manager	Fund	Dollar Range of Fund Shares

	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Willard N. Woolbert	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds
Willard N. Woolbert	0	$0	0	$0	220	$154.1 million
Keith G. Huckerby	0	$0	0	$0	0	$0

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Conservative Allocation, Money Market, Quality Bond and Limited Maturity Bond Funds

Peter M. Sherman	0	$0	0	$0	1	$6.2 billion

Conflicts of Interests.  The Portfolio Managers manage multiple accounts, including the Funds.  The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio.  Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1407 9/09